Exhibit 10.8

FORM OF STOCK OPTION AGREEMENT
pursuant to the
LABONE, INC.
2001 LONG-TERM INCENTIVE PLAN
STOCK PROGRAM FOR OUTSIDE DIRECTORS

THIS STOCK OPTION AGREEMENT dated as of ________________, is entered into, in duplicate, by and between LabOne, Inc. ("LabOne"), a Missouri corporation, and ____________________ (the "Optionee").

WITNESSETH that:

WHEREAS, LabOne has duly adopted the LabOne, Inc. 2001 Long-Term Incentive Plan (the "Plan"), which includes the Stock Program for Outside Directors ("Program"); and

WHEREAS, the Program is administered by the Committee for Outside Directors Stock Program ("Committee") and provides for the automatic grant of stock options to certain outside directors of LabOne;

WHEREAS, the Optionee has received an automatic grant of a Nonqualified Stock Option under the Program (the "Option"), to purchase shares of stock of LabOne upon the terms and subject to the conditions hereinafter set forth; and

WHEREAS, the shares of the common stock of LabOne that are covered by the Option hereby granted under the Program, when added to the other shares of the common stock of LabOne that are covered by other stock options granted under the Program, do not exceed the total number of shares of the common stock of LabOne with respect to which awards are authorized pursuant to Section 3.2 of the Plan to be granted under the Program.

NOW, THEREFORE, it is hereby covenanted and agreed by and between LabOne and the Optionee as follows:

Section 1. LabOne hereby grants to the Optionee an Option to purchase an aggregate of ______________________________ shares of the common stock of LabOne ("Shares") of par value One Cent ($0.01) per Share. Subject to all of the terms and conditions hereinafter set forth, such Option shall be irrevocable.

Section 2. The Option price with respect to the Shares covered by this Agreement shall be _____________________________ per Share.

Section 3.

(a) Subject to all of the other terms and conditions hereinafter set forth, the Option may be exercised by the Optionee on or after the respective dates hereinafter specified, but not later than ten (10) years from the date of this Agreement, namely:

On and after __________________, the Option may be exercised in respect of 33 1/3 % of the aggregate number of Shares specified in Section 1, above;

On and after __________________, the Option may be exercised in respect of an additional 33 1/3% of the aggregate number of Shares specified in Section 1, above;

On and after __________________, the Option may be exercised in respect of an additional 33 1/3% of the aggregate number of Shares specified in Section 1, above.

(b) Notwithstanding the provisions of Section 3 (a) above, the Option may be exercised with respect to all of the Shares specified in Section 1, above, immediately upon the (1) occurrence of a Change of Control during the Optionee's service or at the time of the termination of the Optionee's service as a director of LabOne, provided the Option has been outstanding for at least one hundred eighty (180) days at the time of such occurrence or (2) termination of the Optionee's service as a director of LabOne due to the Optionee's death or permanent and total disability. "Change of Control" means the occurrence of any of the following events:

(i) a majority of the Board of Directors of LabOne ceases to consist of Continuing Directors ("Continuing Director" means any person who was a member of the Board of Directors as of the date of this Agreement, and any person who subsequently becomes a member of such Board of Directors if such person's election or nomination for election to such Board of Directors by LabOne's shareholders is recommended or approved by a majority of the Continuing Directors, excluding any person elected or appointed to the Board to avoid or settle a threatened or actual election contest);

(ii) LabOne merges or consolidates with another corporation or other entity and as a result of such transaction the shareholders of LabOne immediately prior to such transaction beneficially own voting securities possessing less than 50% of the combined voting power of the then outstanding securities of the surviving entity in such transaction (or its parent), excluding for purposes of such calculation any such shareholder of LabOne who beneficially owns prior to the transaction more than ten percent (10%) of the other entity involved in the transaction (or its parent); or

(iii) the stockholders of LabOne approve an agreement (including a plan of liquidation) to sell or otherwise dispose of all or substantially all of the assets of LabOne, unless such sale or other disposition is (A) approved by a majority of the Continuing Directors of LabOne, and (B) is specifically designated by a majority of the Continuing Directors not to constitute a change of control for purposes of the Plan.

Section 4. Subject to all of the other terms and conditions set forth hereinafter and in the Plan, the Optionee may exercise the Option in respect of Shares on and after the appropriate dates set forth in Section 3, above, in whole at any time, or in part from time to time. The Optionee shall give the Secretary of LabOne a written notice to exercise the Option in whole or in a specified part, and such notice shall be accompanied by cash (including personal checks, certified checks, cashier's checks, or money orders) in full payment for the Shares then being purchased. The Optionee shall have the right, with the consent of, and subject to such terms and conditions as may be established by, the Committee, to elect to pay all or a part of the option price for the Shares by requesting LabOne to reduce the number of Shares otherwise issuable to the Optionee upon the exercise of the Option by a number of Shares having a fair market value at the time of exercise equal to such option price.

Section 5. In no event may the Option be exercised later than one day after the tenth (10th) anniversary of this Agreement; provided, however, that the Option may be sooner terminated in accordance with the provisions of the Plan and of this Section 5. In the event that the Optionee's service as a director of LabOne terminates for any reason, the Optionee (or in the event of death the Optionee's Beneficiary) shall have the right to exercise the Option, to the extent the Option was exercisable at the time of such termination, at any time within one (1) year after the date of termination of service, provided that in no event may the Option be exercised after the tenth anniversary of the date of grant. Upon the earlier of the tenth anniversary of the date of grant or the end of such one (1) year period, the Option shall expire. In the event of death, the Option may be exercised only by the Optionee's Beneficiary as defined in Section 1.6.3 of the Plan. For purposes of this Section 5, the Optionee may designate in writing a person or persons as the Optionee's Beneficiary with respect to an Option; or, in the absence of an effective designation or if the designated person or persons predeceased the Optionee, the Optionee's Beneficiary shall be the Optionee's estate or the person or persons who acquire by bequest or inheritance the Optionee's right in respect of an Option. In order to be effective, an Optionee's designation of a Beneficiary must be on file with the Committee before the Optionee's death. Any such designation may be revoked and a new designation substituted therefor at any time before the Optionee's death.

Section 6. At the time of exercise of the Option, notice having been given as aforesaid, Shares shall be delivered by LabOne against full payment of the Option price in respect of the Shares delivered, subject to the provisions of Section 7 hereof.

Section 7. Each exercise of the Option shall be subject to the condition that if at any time LabOne shall determine, in its discretion, that it is necessary or desirable as a condition of, or in connection with, such exercise (or the delivery or purchase of Shares thereunder) (i) to satisfy withholding tax or other withholding liabilities, (ii) to effect the listing, registration, or qualification on any securities exchange or inter-dealer quotation system or under any state or federal law of any Shares otherwise deliverable in connection with such exercise, (iii) to obtain the approval of any regulatory body, (iv) to obtain an agreement by the Optionee with respect to the disposition of the Shares in order to satisfy the requirements of federal and state securities laws, then in any such event such exercise shall not be effective unless such withholding, listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to LabOne. Any such limitation affecting the right to exercise an Option shall not extend the time within which the Option may be exercised, unless the Committee determines otherwise in its sole discretion; and none of the Company, its directors or officers or the Committee shall have any obligation or liability to the Optionee or to a Beneficiary with respect to any Shares with respect to which the Option shall lapse or with respect to which the purchase of Shares shall not be effected, because of such limitation.

Section 8. In the event that the Board of Directors of LabOne approves (a) the merger or consolidation of LabOne with or into another corporation or other entity in which the shareholders of LabOne immediately prior to such transaction will beneficially own voting securities possessing less than 50% of the combined voting power of the then outstanding securities of the surviving entity in such transaction (or its parent), excluding for purposes of such calculation any such shareholder of LabOne who beneficially owns prior to the transaction more than ten percent (10%) of the other entity involved in the transaction (or its parent), (b) a sale of all or substantially all of the assets of LabOne in which outstanding securities of LabOne are exchanged for securities, cash or other property of any corporation or other entity or (c) a liquidation or dissolution of LabOne; the Board of Directors of LabOne may in its sole discretion prior to consummation of such transaction take any one or more of the following actions with respect to the Option: (i) provide that the Option shall be assumed or an equivalent stock option shall be substituted by the acquiring or succeeding corporation or entity (or an affiliate thereof) or (ii) upon thirty (30) days' prior written notice to the Optionee, provide that the Option shall be exercisable in full and shall terminate at the end of such thirty (30) day period to the extent not exercised by such time, at the end of which period the Option shall terminate.

Section 9. The Optionee shall be solely responsible for any federal, state or local income taxes imposed in connection with the exercise of the Option or the delivery of Shares incident thereto. Prior to the transfer of Shares to the Optionee in connection with the exercise of the Option, the Optionee shall remit to LabOne an amount sufficient to satisfy any federal, state or local withholding tax requirements. The optionee may satisfy the withholding requirements in whole or in part by electing (the "Election") to have LabOne withhold Shares having a value of equal to the amount required to be withheld. The value of each Share to be withheld shall be the fair market value, as determined by the Committee in accordance with the Plan, of a Share on the date that the amount of tax to be withheld is determined (the "Tax Date"). Such Election must be made prior to the Tax Date, must comply with all applicable securities law and other legal requirements, as interpreted by the Committee, and may not be made unless approved by the Committee, in its discretion.

Section 10. If the Optionee disposes of any of the Shares purchased pursuant to the Option, then, in order to provide the Company with the opportunity to claim the benefit of any income tax deduction that may be available to it under the circumstances, the Optionee shall promptly notify the Company of the dates of acquisition and disposition of such Shares, the number of Shares so disposed of and the consideration, if any, received for such Shares.

Section 11. Each Option is personal to the Optionee, is not transferable by the Optionee other than by will or by the laws of descent and distribution in accordance with Section 5, above, and is exercisable, during the Optionee's lifetime, only by the Optionee.

Section 12. Unless otherwise provided by the Plan, the Optionee shall have no rights as a shareholder with respect to any Shares covered by this Agreement unless and until certificates for such Shares are issued to the Optionee, and the issuance of Shares shall confer no retroactive right to dividends.

Section 13. Subject to the provisions of Section 1.3.2 of the Plan, in the event that the Committee determines that any dividend or distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, merger, consolidation, reorganization, spin-off or split-up, reverse stock split, combination or exchange of Shares or other transaction affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in such manner as it may deem equitable and without the consent of Optionee, adjust the number and kind of securities subject to the Option and the exercise price per share, and may make such other changes as it deems equitable in its absolute discretion. Fractional Shares resulting from any such adjustments shall be eliminated.

Section 14. Nothing contained in this Agreement shall be deemed by implication or otherwise to impose any limitation on any right of LabOne or any of its subsidiaries to terminate the Optionee's service at any time, in the absence of a specific agreement to the contrary.

Section 15. Any notice to be given hereunder by the Optionee shall be sent by mail addressed to LabOne, Inc., 10101 Renner Road, Lenexa, Kansas 66219, for the attention of the Corporate Secretary, and any notice by LabOne to the Optionee shall be sent by mail addressed to the Optionee at the address of the Optionee listed in the records of the Company. Either party may, by notice given to the other in accordance with the provisions of this Section, change the address to which subsequent notices shall be sent.

Section 16. It is expressly understood and agreed that the Optionee assumes all risks incident to any change hereafter in the applicable laws or regulations or incident to any change in the market value of the Shares after the exercise of the Option in whole or in part.

Section 17. The Option is not, is not intended to be, and shall not be treated as, an Incentive Stock Option (as defined in the Plan).

Section 18. This Agreement is entered into pursuant to the Plan (a copy of which is delivered to the Optionee concurrently with this grant). This Agreement is subject to all of the terms and provisions of the Plan, which are incorporated into this Agreement by reference. In the event of a conflict between this Agreement and the Plan, the provisions of the Plan shall govern.

Section 19. This Agreement shall be governed by, and shall be construed, enforced and administered in accordance with, the laws of the State of Missouri, except to the extent that such laws may be superseded by any federal law. This Agreement may not be modified orally.

IN WITNESS WHEREOF, LabOne, Inc. has caused this Agreement to be executed in its corporate name, and the Optionee has executed the same in evidence of the Optionee's acceptance hereof, upon the terms and conditions herein set forth, as of the day and year first above written.

LABONE, INC.

By: _________________________
Its _________________________

__________________________
Optionee

FORM OF STOCK OPTION AGREEMENT
pursuant to the
LABONE, INC.
2001 LONG-TERM INCENTIVE PLAN
STOCK INCENTIVE PROGRAM

THIS STOCK OPTION AGREEMENT dated as of _________, ____, is and entered into, in duplicate, by and between LabOne, Inc. ("LabOne"), a Missouri corporation, and ____________ (the "Optionee").

WITNESSETH that:

WHEREAS, LabOne has duly adopted the LabOne, Inc. 2001 Long-Term Incentive Plan (the "Plan"), which includes the Stock Incentive Program ("Program"); and

WHEREAS, the Long-Term Incentive Plan Committee of the Board of Directors referred to in the Plan (the "Committee"), pursuant to authority vested in it by LabOne's Board of Directors, has authorized the granting to the Optionee of a Nonqualified Stock Option under the Programas defined in the Plan (the "Option"), to purchase shares of stock of LabOne upon the terms and subject to the conditions hereinafter set forth, and LabOne desires by this instrument to grant said Option and to specify the terms and conditions thereof; and

WHEREAS, the shares of the common stock of LabOne that are covered by the Option hereby granted under the Programlan, when added to the other shares of the common stock of LabOne that are covered by other stock options granted under the Programlan, do not exceed the total number of shares of the common stock of LabOne with respect to which awards are authorized pursuant to Section 4.3 of the Plan to be granted under the Programlan.

NOW, THEREFORE, it is hereby covenanted and agreed by and between LabOne and the Optionee as follows:

Section 1. LabOne hereby grants to the Optionee an Option to purchase an aggregate of _________________ (______) shares of the common stock of LabOne ("Shares") of par value One Cent ($0.01) per Share. Subject to all of the terms and conditions hereinafter set forth, such Option shall be irrevocable.

Section 2. The Option price with respect to the Shares covered by this Agreement shall be ___________________________ Dollars ($______) per Share.

Section 3.

(a) Subject to all of the other terms and conditions hereinafter set forth, the Option may be exercised by the Optionee on or after the respective dates hereinafter specified, but not later than ten (10) years and one (1) day from the date of this Agreement, namely:

On and after ____________, 2002, the Option may be exercised in respect of 20% of the aggregate number of Shares specified in Section 1, above;

On and after ____________, 2003, the Option may be exercised in respect of an additional 20% of the aggregate number of Shares specified in Section 1, above;

On and after ____________, 2004, the Option may be exercised in respect of an additional 20% of the aggregate number of Shares specified in Section 1, above;

On and after ____________, 2005, the Option may be exercised in respect of an additional 20% of the aggregate number of Shares specified in Section 1, above; and

On and after ____________, 2006, the Option may be exercised in respect of an additional 20% of the aggregate number of Shares specified in Section 1, above.

(b) Notwithstanding the provisions of Section 3 (a) above, the Option may be exercised with respect to all of the Shares specified in Section 1, above, immediately upon the occurrence of a Change of Control. "Change of Control" means the occurrence of any of the following events:

(i) any Person (within the meaning of Section 13 (d) and 14 (d) of the Securities Exchange Act of 1934, as amended [the "1934 Act"]), becomes the beneficial owner (within the meaning of Rule 13d-3 under the 1934 Act) of 20% or more of the combined voting power of LabOne's then outstanding securities, provided that this provision shall not apply to the direct or indirect beneficial ownership of such securities by or for the benefit of descendants of W.T. Grant or their spouses;

(ii) a majority of the Board of Directors of LabOne ceases to consist of Continuing Directors ("Continuing Director" means any person who was a member of the Board of Directors as of the date of this Agreement, and any person who subsequently becomes a member of such Board of Directors if such person's election or nomination for election to such Board of Directors by LabOne's shareholders is recommended or approved by a majority of the Continuing Directors, excluding any person elected or appointed to the Board to avoid or settle a threatened or actual election contest);

(iii) the sharetockholders of LabOne approve an agreement to merge or consolidate with another corporation, unless such merger of consolidation (A) is approved by a majority of the Continuing Directors of LabOne, and (B) is specifically designated by a majority of the Continuing Directors not to constitute a change of control for purposes of the Plan; or

(iv) the sharetockholders of LabOne approve an agreement (including a plan of liquidation) to sell or otherwise dispose of all or substantially all of the assets of LabOne, unless such sale or other disposition is (A) approved by a majority of the Continuing Directors of LabOne, and (B) is specifically designated by a majority of the Continuing Directors not to constitute a change of control for purposes of the Plan.

Section 4. Subject to all of the other terms and conditions set forth hereinafter and in the Plan, the Optionee may exercise the Option in respect of Shares on and after the appropriate dates set forth in Section 3 (a), above, in whole at any time, or in part from time to time. The Optionee shall give the Secretary of LabOne committee a written notice to exercise the Option in whole or in a specified part, and such notice shall be accompanied by cash (including personal checks, certified checks, cashier's checks, or money orders) in full payment for the Shares then being purchased. The Optionee shall have the right, with the consent of, and subject to such terms and conditions as may be established by, the Committee, to elect to pay all or a part of the option price for the Shares by requesting LabOne to reduce the number of Shares otherwise issuable to the Optionee upon the exercise of the Option by a number of Shares having a fair market value at the time of exercise equal to such option price.

The Option shall be deemed to be exercised (i) on the date that the notice of exercise and the cash and/or election are received by the Committee and all conditions to the issuance of Shares have been satisfied or (ii) if such notice of exercise and cash and/or election are mailed in the United States and the United States Postal Service has stamped its postmark thereon, then on the date of such postmark if all conditions to the issuance of Shares have been satisfied at the time of the receipt of the notice of exercise by LabOne.

Section 5.

(a) In no event may the Option be exercised later than one day after the tenth (10th) anniversary of this Agreement; provided, however, that the Option may be sooner terminated in accordance with the provisions of the Plan and of this Section 5.

(b) If the Optionee's employment with LabOne and its subsidiaries (the "Company") terminates for any reason other than Disability or Retirement (both as defined below) or death, and said termination does not occur within twelve (12) months after a Change of Control, as defined in Section 3 (b), above, the Optionee shall have the right to exercise the Option within a period of ninety (90) daysthree months after such termination to the extent that the Option was exercisable at the time of termination, and at the end of such ninety-day period the Option shall terminate. For purposes of this Agreement, a leave of absence authorized by LabOne or a LabOne subsidiary to the Optionee in writing shall not be deemed to be a termination of employment. As used herein, the term Retirement means normal retirement within the meaning of pursuant to the pension plan maintained by LabOne, as amended from time to time. As used herein, the term Disability means a disability qualifying the Optionee for long-term benefits under LabOne's long-term disability plancondition that, in the judgment of the Committee, has rendered a grantee completely and presumably permanently unable to perform any and every duty of his regular occupation.

(c) If the Optionee's employment with the Company terminates because of the Optionee's death, or if the Optionee dies within twelve (12) months after termination of employment due to Disability or Retirement, or if the Optionee dies within ninety (90) daysthree (3) months after termination of employment for any reason, the Option, if held by the Optionee on the date of the Optionee's death, may be exercised within (but not later than) twelve (12) months after the Optionee's death, and only to the extent that the Option could have been exercised immediately before the Optionee's death, and at the end of such twelve-month period the Option shall terminate. In theat event of the Optionee's death, the Option may be exercised only by the Optionee's Beneficiary as defined in Section 1.6.35 (c) of the Plan. For purposes of this Section 5 (c), the Optionee may designate in writing a person or persons as the Optionee'shis Beneficiary with respect to an Option; or, in the absence of an effective designation or if the designated person or persons predeceased the Optionee, the Optionee's Beneficiary shall be the Optionee's estate on the person or persons who acquire by bequest or inheritance the Optionee's right in respect of an Option. In order to be effective, an Optionee's designation of a Beneficiary must be on file with the Committee before the Optionee's death. Any such designation may be revoked and a new designation substituted therefor at any time before the Optionee's death.

(d) If the Optionee's employment with the Company terminates because of the Optionee'shis Retirement or Disability, the Optionee may exercise the Option, to the extent that it could be exercised upon such termination of employment, at any time within twelve (12) months after the Optionee's employment so terminates, and at the end of such twelve-month period the Option shall terminate.

(e) If the Optionee's employment with the Company terminates for any reason, other than Retirement or Disability or death, within twelve (12) months after a Change of Control, as defined in Section 3 (b), above, the Optionee may exercise the Option at any time within twelve (12) months after the Optionee's employment so terminates, and at the end of such twelve-month period the Option shall terminate.

(f) The provisions of subsections (b), (c), (d) and (e) notwithstanding, unless otherwise determined by the Committee, the Option shall automatically terminate if, during the term of the Optionee's employment with the Company or after the termination of Optionee's employment with the Company for any reason, the Optionee shall, without the prior written consent of LabOne, directly or indirectly, individually or in concert with others, or through the medium of any other corporation, partnership, syndicate, association, joint venture, or other entity, or as an employee, officer, director, agent, consultant, partner, member or otherwise: (a) solicit, accept, divert or service, or attempt to solicit, accept, divert or service, any business similar to the type and character of business then engaged in by the Company from any person, corporation or other entity who was as of the date of the termination of the Optionee's employment a customer of the Company, (b) solicit, induce or encourage any employee, contractor or agent of the Company to terminate employment or any other relationship with the Company or to compete with the Company in any manner, or (c) compete with the Company in any business conducted or planned to be conducted by the Company as of the date of the termination of the Optionee's employment.

(g) In the case of an Optionee who is a director of the Company, (i) the term "employment" as used in this Section 5 shall mean Optionee's service as a director of the Company or his employment with the Company, whichever terminates later, and (ii) the term "Retirement" as used in this Section 5 shall mean the termination of the Optionee's service as a director of the Company (unless the termination of such service precedes the termination of the Optionee's employment as an employee of the Company, in which case the term "Retirement" shall have the meaning ascribed thereto by Section 5 (b) hereof).

(h) Anything in this Agreement to the contrary notwithstanding, nothing in this Section 5 or elsewhere in this Agreement shall be deemed or construed as extending the ten-year-and-one-day period described in Section 5 (a), above.

Section 6. At the time of exercise of the Option, notice having been given as aforesaid, Shares shall be delivered by LabOne against full payment of the Option price in respect of the Shares delivered, subject to the provisions of Section 7 hereof.

Section 7. Each exercise of the Option shall be subject to the condition that if at any time LabOne shall determine, in its discretion, that it is necessary or desirable as a condition of, or in connection with, such exercise (or the delivery or purchase of Shares thereunder) (i) to satisfy withholding tax or other withholding liabilities, (ii) to effect the listing, registration, or qualification on any securities exchange or inter-dealer quotation system or under any state or federal law of any Shares otherwise deliverable in connection with such exercise, (iii) to obtain the approval of any regulatory body, (ivii) to obtain an agreement by the Optionee with respect to the disposition of the Shares in order to satisfy the requirements of federal and state securities laws, then in any such event such exercise shall not be effective unless such withholding, listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to LabOne. Any such limitation affecting the right to exercise an Option shall not extend the time within which the Option may be exercised, unless the Committee determines otherwise in its sole discretion; and none ofeither the Company, nor its directors or officers nor the Committee shall have any obligation or liability to the Optionee or to a Beneficiary with respect to any Shares with respect to which the Option shall lapse or with respect to which the purchase of Shares shall not be effected, because of such limitation.

Section 8. In the event that the Board of Directors of LabOne approves (a) the merger or consolidation of LabOne with or into another corporation or other entity in which the shareholders of LabOne immediately prior to such transaction will beneficially own voting securities possessing less than 50% of the combined voting power of the then outstanding securities of the surviving entity in such transaction (or its parent), excluding for purposes of such calculation any such shareholder of LabOne who beneficially owns prior to the transaction more than ten percent (10%) of the other entity involved in the transaction (or its parent), (b) a sale of all or substantially all of the assets of LabOne in which outstanding securities of LabOne are exchanged for securities, cash or other property of any corporation or other entity or (c) a liquidation or dissolution of LabOne; the Board of Directors of LabOne may in its sole discretion prior to consummation of such transaction take any one or more of the following actions with respect to the Option: (i) provide that the Option shall be assumed or an equivalent stock option shall be substituted by the acquiring or succeeding corporation or entity (or an affiliate thereof) or (ii) upon thirty (30) days' prior written notice to the Optionee, provide that the Option shall be exercisable in full and shall terminate at the end of such thirty (30) day period to the extent not exercised by such time, at the end of which period the Option shall terminate.

Section 9.

(a) Subject to the remaining provisions of this Section 9 and to the availability of Shares to be optioned under the Program, if in connection with the exercise of the Option ("Original Option") the Optionee pays for the exercise of the Original Option and/or the tax withholding obligation related to the exercise by surrendering Shares or directing LabOne to withhold Shares, the Optionee shall receive a new stock option ("Reload Option") to purchase a number of Shares equal to the number so surrendered and/or directed to be withheld at an exercise price equal to the fair market value of the Shares on the date of the exercise of the Original Option (as determined under the Plan).

(b) A Reload Option will be granted hereunder only if the exercise of the Original Option is an exercise of at least 25% of the total number of Shares granted under the Original Option (or an exercise of all the Shares remaining under the Original Option if less than 25% of the Shares remain to be exercised). A Reload Option: (i) will not be granted if the Fair Market Value (as determined under the Plan) of the Shares on the date of exercise of the Original Option is less than the exercise price of the Original Option; (ii) will not be granted if the Optionee is not, on the exercise date, an employee of the Company; and (iii) will not be granted if the Original Option is exercised less than one year before the expiration of the Original Option.

(c) Reload Options shall expire or terminate on the same date as the Original Option would expire or terminate under the terms of this Agreement. Reload Options shall be non-qualified stock options not entitled to special tax treatment under Section 422 of the Code. Reload Options shall not include any right to a second Reload Option.

(d) The date of grant of a Reload Option shall be the date of the exercise of the Original Option. A Reload Option shall be exercisable in full beginning one year from date of grant; provided, however, that all Shares purchased upon the exercise of the Original Option (except for any Shares withheld to pay the exercise price or for tax withholding obligations) shall not be sold, transferred or pledged within six months from the date of exercise of the Original Option. A Reload Option shall become immediately exercisable in full if the Optionee terminates employment by reason of the Optionee's death, Disability or Retirement.

(e) Except as otherwise expressly provided herein, all the provisions of this Agreement and the provisions of the Plan applicable to the Original Option shall also apply to Reload Options.

Section 10. The Optionee shall be solely responsible for any federal, state or local income taxes imposed in connection with the exercise of the Option or the delivery of Shares incident thereto. Prior to the transfer of Shares to the Optionee in connection with the exercise of the Option, the Optionee shall remit to LabOne an amount sufficient to satisfy any federal, state or local withholding tax requirements. The optionee may satisfy the withholding requirements in whole or in part by electing (the "Election") to have LabOne withhold Shares having a value of equal to the amount required to be withheld. The value of each Share to be withheld shall be the fair market value, as determined by the Committee in accordance with the Plan, of a Share on the date that the amount of tax to be withheld is determined (the "Tax Date"). Such Election must be made prior to the Tax Date, must comply with all applicable securities law and other legal requirements, as interpreted by the Committee, and may not be made unless approved by the Committee, in its discretion.

Section 11. If the Optionee disposes of any of the Shares purchased pursuant to the Option, then, in order to provide the Company with the opportunity to claim the benefit of any income tax deduction that may be available to it under the circumstances, the Optionee shall promptly notify the Company of the dates of acquisition and disposition of such Shares, the number of Shares so disposed of and the consideration, if any, received for such Shares.

Section 12. Each Option is personal to the Optionee, is not transferable by the Optionee other than by will or by the laws of descent and distribution in accordance with Section 5 (c), above, and is exercisable, during the Optionee's lifetime, only by the Optionee.

Section 13. Unless otherwise provided by the Plan, the Optionee shall have no rights as a shareholder with respect to any Shares covered by this Agreement unless and until certificates for such Shares are issued to the Optioneehim, and the issuance of Shares shall confer no retroactive right to dividends.

Section 14. Subject to the provisions of Section 1.3.23 (b) of the Plan, in the event that the Committee determines that any dividend or distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, merger, consolidation, reorganization, spin-off or split-up, reverse stock split, combination or exchange of Shares or other transaction affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in such manner as it may deem equitable and without the consent of Optionee, adjust the number and kind of securities subject to the Option and the exercise price per share, and may make such other changes as it deems equitable in its absolute discretion. Fractional Shares resulting from any such adjustments shall be eliminated.

Section 15. Nothing contained in this Agreement shall be deemed by implication or otherwise to impose any limitation on any right of LabOne or any of its subsidiaries to terminate the Optionee's employment at any time, in the absence of a specific agreement to the contrary.

Section 16. Any notice to be given hereunder by the Optionee shall be sent by mail addressed to LabOne, Inc., 10101 Renner Road, Lenexa, Kansas 66219, for the attention of the Corporate Secretary, and any notice by LabOne to the Optionee shall be sent by mail addressed to the Optionee at the address of the Optionee listed in the records of the Ccompany. Either party may, by notice given to the other in accordance with the provisions of this Section, change the address to which subsequent notices shall be sent.

Section 17. It is expressly understood and agreed that the Optionee assumes all risks incident to any change hereafter in the applicable laws or regulations or incident to any change in the market value of the Shares after the exercise of the Option in whole or in part.

Section 18. The Option is not, is not intended to be, and shall not be treated as, an Incentive Stock Option (as defined in the Plan).

Section 19. This Agreement is entered into pursuant to the Plan (a copy of which is delivered to the Optionee concurrently with this grant). This Agreement is subject to all of the terms and provisions of the Plan, which are incorporated into this Agreement by reference. In the event of a conflict between this Agreement and the Plan, the provisions of the Plan shall govern.

Section 20. This Agreement shall be governed by, and shall be construed, enforced and administered in accordance with, the laws of the State of Missouri, except to the extent that such laws may be superseded by any federal law. This Agreement may not be modified orally.

IN WITNESS WHEREOF, LabOne, Inc. has caused this Agreement to be executed in its corporate name, and the Optionee has executed the same in evidence of the Optionee's acceptance hereof, upon the terms and conditions herein set forth, as of the day and year first above written.

LABONE, INC.

By: ________________________

Its ________________________

_________________________

Optionee

Form of Notice of Grant of Stock Options
and Option Agreement

LABONE, INC.
ID: 43-1039532
P.O. BOX 2035
SHAWNEE MISSION, KS. 66201
PHONE 913 888-1770

Name: ___________________________
Address: __________________________

Option Number:
Plan:Bonus Replacement Stock Option Plan

Effective ________, you have been granted a(n) Non-Qualified Stock Option to buy __________ shares of LABONE, Inc. (the Company) stock at $_________per share.

The total option price of the shares granted is $_____________.

Shares in each period will become fully vested on the date shown.

Shares	Vest Type	Full Vest	Expiration
_______	On Vest Date	/ /	/ /

The parties agree that the remaining terms and conditions of the stock option granted hereunder are contained in the LabOne, Inc. 2001 Long-Term Incentive Plan and the Program Information Statement for the 200__ Offering under the Bonus Replacement Stock Option Plan, which are incorporated herein by reference. The employee acknowledges that the employee has received and reviewed these documents.

LabOne, Inc.
Date

Name
Date

LABONE, INC.

2001 LONG-TERM INCENTIVE PLAN

Beneficiary Designation Participant

I hereby direct that any amounts payable to my Beneficiary under the LabOne, Inc. 2001 Long-Term Incentive Plan (the "Plan") shall be paid first to the primary beneficiary(ies) named below. All primary beneficiaries alive at the time of my death shall share equally in the distribution unless otherwise specified. If all of the primary beneficiaries predecease me, then any amounts payable by reason of my death shall be paid to the contingent beneficiary(ies) named below. All surviving contingent beneficiaries at the time of my death shall share equally in the distribution unless otherwise specified.

[Insert name, address and relationship to Participant]

Primary Beneficiary(ies):

Contingent Beneficiary(ies):

All prior beneficiary designations under the Plan and predecessor plans are hereby revoked. This designation may be revoked by filing a new beneficiary designation form with the Secretary of LabOne, Inc.

Name of Participant

Date:

Witness: